FOR IMMEDIATE RELEASE:

Contacts:	Alan Caminiti 914-701-8400 (Media) Dan Loh 914-701-8210 (Investors)
Atlas Air Worldwide Holdings, Inc. Reports Preliminary April System Statistics and Traffic Results

April Block Hours Up 11.7%; Year-To-Date Hours Up 7.8%

Purchase, N.Y., May 26, 2005 - Atlas Air Worldwide Holdings, Inc. (AAWW) (OTC: AAWWV.PK), a leading provider of global air cargo services, today reported preliminary system statistics and traffic results for April 2005 and for the four-month period ended April 30, 2005.

Total block-hour activity during April increased 11.7% compared with the same month in 2004, while the average number of aircraft operated increased 2.8%.

Block hours operated in the ACMI segment increased 43.4% year over year, while Military Charter segment hours increased 23.0% and Commercial Charter segment hours rose 65.6% . Within the Scheduled Service business segment, traffic (as measured by revenue ton miles “RTM’s”) decreased 24.5% year over year, while capacity (as measured by available ton miles “ATM’s”) decreased 29.0% year over year, resulting in an increased load factor of 65.8% in April compared with 62.0% in April 2004.

During April, AAWW operated an average of 39.0 widebody 747 aircraft compared with an average of 37.9 in April 2004.

Total block-hour activity for the four months ended April 30, 2005, increased 7.8% versus the four months ended April 30, 2004, while the average number of aircraft operated rose 1.1%.

Block hours operated in the ACMI segment rose 33.8% during the first four months of 2005, while Military Charter segment hours increased 33.2% and Commercial Charter segment hours grew 93.3% . Within the Scheduled Service business segment, traffic decreased 29.4% (in RTM terms) versus the four months ended April 30, 2004, and capacity (in ATM’s) decreased 33.4%, resulting in an increased load factor of 64.2% for the 2005 period compared with 60.6% for the 2004 period.

For the four months ended April 30, 2005, AAWW operated an average of 39.1 widebody 747 aircraft versus an average of 38.7 aircraft in the first four months of 2004.

The preliminary system statistics and traffic results tables that follow do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended, or any other prescribed form or format. AAWW cautions readers not to place undue reliance upon the information contained in these statistics and results, which may be adjusted from time to time.

These statistics and results, which have not been audited, may not be indicative of AAWW’s financial statements in reports that would be required to be filed pursuant to the Securities Exchange Act of 1934, as amended.

About Atlas Air Worldwide Holdings, Inc.:

AAWW is the parent company of Atlas Air, Inc. (Atlas) and Polar Air Cargo, Inc. (Polar), which together operate the world’s largest fleet of Boeing 747 freighter aircraft.

Atlas is the world’s leading provider of ACMI (aircraft, crew, maintenance and insurance) freighter aircraft to major airlines around the globe. Polar is among the world’s leading providers of airport-to-airport freight carriage. Polar operates a global, scheduled-service network and serves major trade lanes of the world.

Through both of its principal subsidiaries, AAWW also provides commercial and military charter services.

AAWW’s press releases, SEC filings and other information may be accessed through the Company’s home page, www.atlasair.com.

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW’s current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the continued availability of our widebody aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs and relations; financing costs; the cost and availability of war risk insurance; our ability to remedy weaknesses in our internal controls over financial reporting; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and regulation; consumer perceptions of the companies’ products and services; pending and future litigation; the market acceptance of AAWW’s new common stock; and other risks and uncertainties set forth from time to time in AAWW’s reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

* * *

	Atlas Air Worldwide Holdings
	Preliminary System Statistics & Traffic Results
	2005
OPERATING STATISTICS	Jan	Feb	Mar	Apr Year-to-Date

Operating Fleet (average during the month)*
Aircraft count[1]	39.4	39.0	39.0	39.0	39.1

Block Hours

Scheduled Service	2,940.1	2,682.5	3,460.0	3,688.5	12,771.2
Commercial Charter	494.5	467.3	270.9	336.2	1,568.9
Military Charter	2,241.8	1,952.3	2,036.9	2,277.9	8,508.9
ACMI	6,927.5	5,919.2	7,639.9	7,843.7	28,330.3
Non Revenue	72.3	71.2	120.5	54.9	318.8

Total Block Hours	12,676.2	11,092.5	13,528.1	14,201.2	51,498.0

Scheduled Service Traffic

RTM’s (000’s)	101,851.3	101,328.8	133,485.7	141,103.7	477,769.5
ATM’s (000’s)	170,036.1	157,362.5	202,299.3	214,324.3	744,022.1
Load Factor	59.9%	64.4%	66.0%	65.8%	64.2%

[1] Operating Fleet excludes the following aircraft count that are dry leased or out of service:
Dry Leased	3.3	3.0	3.0	3.0	3.1
Out of Service*	0.3	1.0	1.0	1.0	0.8

*	Includes the impact of one aircraft that was damaged and removed from service on January 24 and that remains out of service pending evaluation of its repair.

			2004
OPERATING STATISTICS	Jan	Feb	Mar	Apr Year-to-Date

Operating Fleet (average during the month)
Aircraft count[1]	40.0	38.8	38.0	37.9	38.7

Block Hours

Scheduled Service	4,199.5	4,666.3	5,043.9	5,111.1	19,020.8
Commercial Charter	264.8	209.4	134.4	203.1	811.6
Military Charter	1,212.6	1,583.6	1,740.7	1,851.6	6,388.5
ACMI	4,245.2	5,064.6	6,401.9	5,468.4	21,180.0
Non Revenue	84.6	115.5	100.6	83.3	384.1

Total Block Hours	10,006.6	11,639.4	13,421.4	12,717.5	47,784.9

Scheduled Service Traffic

RTM’s (000’s)	127,448.4	167,848.2	194,438.5	186,932.3	676,667.3
ATM’s (000’s)	243,013.5	274,480.2	297,731.1	301,720.6	1,116,945.3
Load Factor	52.4%	61.2%	65.3%	62.0%	60.6%

[1] Operating Fleet excludes the following aircraft count that are dry leased or out of service:
Dry Leased	4.0	4.0	4.0	4.0	4.0
Out of Service	7.0	7.0	4.6	4.0	5.6

	Atlas Air Worldwide Holdings
	Preliminary System Statistics & Traffic Results

	Percentage Change 2005 vs. 2004
OPERATING STATISTICS	Jan		Feb		Mar		Apr Year-to-Date

Operating Fleet (average during the month)
Aircraft count[1]	(1.5%)		0.4%		2.6%		2.8%		1.1%

Block Hours

Scheduled Service	(30.0%)		(42.5%)		(31.4%)		(27.8%)		(32.9%)
Commercial Charter	86.8%		123.2%		101.5%		65.6%		93.3%
Military Charter	84.9%		23.3%		17.0%		23.0%		33.2%
ACMI	63.2%		16.9%		19.3%		43.4%		33.8%
Non Revenue	(14.6%)		(38.4%)		19.7%		(34.1%)		(17.0%)

Total Block Hours	26.7%		(4.7%)		0.8%		11.7%		7.8%

Scheduled Service Traffic

RTM’s (000’s)	(20.1%)		(39.6%)		(31.3%)		(24.5%)		(29.4%)
ATM’s (000’s)	(30.0%)		(42.7%)		(32.1%)		(29.0%)		(33.4%)
Load Factor	7.5	pts	3.2	pts	0.7	pts	3.9	pts	3.6	pts

[1] Operating Fleet excludes the following aircraft count that are dry leased or out of service:
Dry Leased	(16.9%)		(25.0%)		(25.0%)		(25.0%)		(23.0%)
Out of Service	(96.3%)		(85.7%)		(78.2%)		(75.0%)		(85.6%)

Note: All calculations presented in the tables above are based on unrounded numbers.